UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 30, 2019
(Date of earliest event reported)

Commission file number 1-34192

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	94-2896096 (I.R.S. Employer I. D. No.)

160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common stock, $0.001 par value	Trading Symbol MXIM	Name of each exchange on which registered The NASDAQ Global Select Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2019, Maxim Integrated Products, Inc. (“Maxim” or the “Company”) appointed Brian C. White to serve as Maxim’s Chief Financial Officer and Chief Accounting Officer, effective after the filing of Maxim’s fiscal year 2019 Annual Report, estimated to be filed on August 16, 2019.

Brian C. White, age 54, most recently served as Chief Financial Officer of Integrated Device Technology, Inc. (IDT) from September 2013 to March 2019. Mr. White joined IDT in February 2007, and prior to becoming Chief Financial Officer, Mr. White served as Vice President of Finance and Treasurer of IDT. Before joining IDT, Mr. White held a variety of financial and operational management positions at companies including Hitachi GST, IBM and Deloitte. Mr. White holds a B.A. in Business Administration from Seattle University and an M.B.A. from the University of Notre Dame.

Mr. White is eligible to participate in the compensatory bonus program applicable to other executive officers of the Company. Additionally, Mr. White is eligible to participate in the Company’s equity program. The Company will enter into the Company’s standard indemnification agreement with Mr. White, the form of which was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 25, 2005. There are no family relationships between Mr. White and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On July 30, 2019, the Company issued a press release announcing the appointment of Mr. White as Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press release issued by the Company on July 30, 2019.

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by the Company on July 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 5, 2019

Maxim Integrated Products, Inc.

By:/s/ Bruce E. Kiddoo

Bruce E. Kiddoo Senior Vice President, Chief Financial Officer and Chief Accounting Officer